UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 16, 2006

Date of Report (Date of earliest event reported)

Poniard Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Washington	0-16614	91-1261311
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

300 Elliott Avenue West, Suite 500, Seattle, WA	98119-4114
(Address of principal executive offices)	(Zip Code)

(206) 281-7001

(Registrant’s telephone number, including area code)

NeoRx Corporation

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐              Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01.         Entry into a Material Definitive Agreement.

At the Annual Meeting of Shareholders held on June 16, 2006, the shareholders approved the amendment and restatement of the Poniard Pharmaceuticals 2004 Incentive Compensation Plan (i) to increase the number of common shares authorized for issuance under the plan from 5,000,000 shares to 10,000,000 shares; (ii) to add performance criteria for awards (including increased limits on the number of shares that may be granted as awards to individuals in a calendar year) to qualify such awards as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code; and (iii) to extend the term of the plan by two years. A copy of the amended and restated plan is included as Exhibit 10.1 to this Report and incorporated herein by reference.

Section 5 — Corporate Governance and Management

Item 5.03.         Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective at 5:00 PM (Pacific) on June 16, 2006, the Company amended Article I of its Amended and Restated Articles of Incorporation to change the name of the Company from NeoRx Corporation to Poniard Pharmaceuticals, Inc. A copy of the Company’s Amended and Restated Articles of Incorporation, as amended effective June 16, 2006, is attached hereto as Exhibit 3(i) and incorporated herein by reference. Effective June 19, 2006, the Company’s common stock will trade on the Nasdaq Capital Market under the symbol “PARD.”  See press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

Section 8 — Other Events

Item 8.01.         Other Events.

At the Annual Meeting of Shareholders held on June 16, 2006, the shareholders elected the following persons to serve as directors of the Company for a one-year term that expires at the 2007 Annual Meeting of Shareholders, or until their successors have been elected and qualified:

Gerald McMahon, PhD
Frederick B. Craves, PhD
E. Rolland Dickson, MD
Carl S. Goldfischer, MD
Robert M. Littauer
Nicholas J. Simon III
Alan A. Steigrod
David R. Stevens, PhD

In a press release dated June 19, 2006, the Company highlighted certain targeted objectives for its picoplatin clinical program. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01.         Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit 3(i) — Poniard Pharmaceuticals, Inc. (formerly NeoRx Corporation) Amended and Restated Articles of Incorporation, as amended effective June 16, 2006

Exhibit 10.1 — Poniard Pharmaceuticals, Inc. Amended and Restated 2004 Incentive Compensation Plan

Exhibit 99.1 — Press Release dated June 19, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Poniard Pharmaceuticals, Inc.

Dated: June 20, 2006	By:	/s/ Susan D. Berland
Name: Susan D. Berland
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 3(i)	Poniard Pharmaceuticals, Inc. Amended and Restated Articles of Incorporation, as amended effective June 16, 2006

Exhibit 10.1	Poniard Pharmaceuticals, Inc. Amended and Restated 2004 Incentive Compensation Plan

Exhibit 99.1	Press Release dated June 19, 2006